UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 31, 2011

Date of Report (Date of earliest event reported)

KapStone Paper and Packaging Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33494	20-2699372
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 Skokie Boulevard, Suite 300 Northbrook, Illinois		60062
(Address of principal executive offices)		(Zip Code)

(847) 239-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On October 31, 2011, KapStone Paper and Packaging Corporation (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Original Form 8-K”) in connection with the completion on October 31, 2011 of the acquisition of U.S. Corrugated Acquisition Inc. (“USC”).  This Current Report on Form 8-K/A amends Item 9.01 of the Original Form 8-K to present certain historical financial statements of U.S. Corrugated, Inc. (“U.S. Corrugated”) and certain unaudited pro forma financial information in connection with the acquisition of USC required under Item 9.01(a) and (b) of Form 8-K, which historical financial statements and unaudited pro forma information are filed as exhibits hereto. The Company is presenting financial statements and pro forma financial information of U.S. Corrugated rather than USC because USC is a holding company and all of the assets and liabilities acquired by the Company from USC are assets and liabilities of U.S. Corrugated and its subsidiaries.  Except as set forth herein, the Original Form 8-K remains unchanged.

Item 9.01               Financial Statements and Exhibits

(a)           Financial statements of the business acquired.

1.  The audited consolidated balance sheets of U.S. Corrugated and Subsidiaries as of January 1, 2011 and January 2, 2010 and related consolidated statements of operations, changes in shareholders’ equity and cash flows for the fiscal years ended January 1, 2011 and January 1, 2010, including the notes thereto, are attached hereto as Exhibit 99.1 and incorporated by reference herein.

2.  The unaudited condensed consolidated balance sheet of U.S. Corrugated and Subsidiaries as of October 1, 2011 and related condensed consolidated statements of operations for the thirty-nine weeks ended October 1, 2011 and October 2, 2010, changes in shareholders’ equity for the thirty-nine weeks ended October 1, 2011 and cash flows for the thirty-nine weeks ended October 1, 2011 and October 2, 2010, including the notes thereto, are attached hereto as Exhibit 99.2 and incorporated by reference herein.

(b)           Pro forma financial information.

1.   The unaudited pro forma combined balance sheet of the Company and U.S. Corrugated as of September 30, 2011 and the unaudited pro forma combined statement of income for the year ended December 31, 2010 and the nine months ended September 30, 2011 and 2010, including the notes thereto, are attached hereto as Exhibit 99.3 and incorporated by reference herein.

(d)           Exhibits.

23.1	Consent of BDO USA, LLP, independent auditors for U.S. Corrugated, Inc.

99.1

Audited consolidated balance sheets of U.S. Corrugated, Inc. and Subsidiaries as of January 1, 2011 and January 2, 2010 and related consolidated statements of operations, changes in shareholders’ equity and cash flows for the fiscal years ended January 1, 2011 and January 2, 2010, including the notes thereto.

99.2

Unaudited condensed consolidated balance sheet of U.S. Corrugated and Subsidiaries as of October 1, 2011 and January 1, 2011 and related condensed consolidated statements of operations for the thirty-nine weeks ended October 1, 2011 and October 2, 2010, changes in shareholders’ equity for the thirty-nine weeks ended October 1, 2011 and cash flows for the thirty-nine weeks ended October 1, 2011 and October 2, 2010, including the notes thereto.

99.3

Unaudited pro forma combined balance sheet of the Company and U.S. Corrugated as of September 30, 2011 and unaudited pro forma combined statements of income of the Company and U.S. Corrugated for the year ended December 31, 2010 and the nine months ended September 30, 2011 and 2010, including the notes thereto.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 12, 2012

KAPSTONE PAPER AND PACKAGING CORPORATION

By:	/s/	Andrea K. Tarbox
Name:		Andrea K. Tarbox
Title:		Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

23.1	Consent of BDO USA, LLP, independent auditors for U.S. Corrugated, Inc.

99.1

Audited consolidated balance sheets of U.S. Corrugated, Inc. and Subsidiaries as of January 1, 2011 and January 2, 2010 and related consolidated statements of operations, changes in shareholders’ equity and cash flows for the fiscal years ended January 1, 2011 and January 2, 2010, including the notes thereto.

99.2

Unaudited condensed consolidated balance sheet of U.S. Corrugated and Subsidiaries as of October 1, 2011 and January 1, 2011 and related condensed consolidated statements of operations for the thirty-nine weeks ended October 1, 2011 and October 2, 2010, changes in shareholders’ equity for the thirty-nine weeks ended October 1, 2011 and cash flows for the thirty-nine weeks ended October 1, 2011 and October 2, 2010, including the notes thereto.

99.3

Unaudited pro forma combined balance sheet of the Company and U.S. Corrugated as of September 30, 2011 and unaudited pro forma combined statements of income of the Company and U.S. Corrugated for the year ended December 31, 2010 and the nine months ended September 30, 2011 and 2010, including the notes thereto.